UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2025
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-2800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange NYSE Texas
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 7.375% Noncumulative Preferred Stock, Series J	ALL PR J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07.  Submission of Matters to a Vote of Security Holders.
The Registrant’s annual stockholders meeting was held on May 29, 2025 (the "Annual Meeting"). Below are the final vote results of the Annual Meeting.

Proposal 1 - Election of Directors. Thirteen directors were elected by a majority of the votes cast for terms expiring at the 2026 annual stockholders meeting. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Donald E. Brown	197,871,511	2,330,068	369,386	28,492,851
Kermit R. Crawford	194,527,999	5,565,512	477,454	28,492,851
Richard T. Hume	199,567,146	650,672	353,147	28,492,851
Margaret M. Keane	199,607,354	640,472	323,139	28,492,851
Siddharth N. Mehta	194,929,731	5,171,062	470,172	28,492,851
Maria R. Morris	197,840,907	2,284,765	445,293	28,492,851
Jacques P. Perold	199,350,836	856,941	363,188	28,492,851
Andrea Redmond	189,911,496	10,327,804	331,665	28,492,851
Gregg M. Sherrill	197,653,302	2,564,314	353,349	28,492,851
Judith A. Sprieser	189,278,506	10,961,293	331,166	28,492,851
Perry M. Traquina	196,882,810	3,329,846	358,309	28,492,851
Monica J. Turner	197,677,696	2,447,800	445,469	28,492,851
Thomas J. Wilson	189,294,105	10,915,969	360,891	28,492,851

Proposal 2 – Say-on-Pay: Advisory Vote on the Compensation of the Named Executives. The proposal on the advisory resolution to approve the compensation of the named executives received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
190,862,093	8,542,648	1,166,224	28,492,851

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accountant. The proposal on ratification of the appointment of Deloitte & Touche LLP as Registrant's independent registered public accountant for 2025 received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results were as follows:

For	Against	Abstain
212,034,525	16,650,450	378,841

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION (Registrant)

	By:	/s/ Julie Cho
	Name:	Julie Cho
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: June 4, 2025